EXHIBIT 99

                                  EXTERNAL USE

LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE

                                   TERM SHEET
                                  $545,658,000
                (APPROXIMATE OFFERED, SUBJECT TO +/- 5% VARIANCE)
                                  WFMBS 05-AR11
                             WACHOVIA BANK, TRUSTEE

----------------------------------------------------------------------------------------------------------------
                                                                                         Est.
                                                                                      Payment to
                                                             WAL          WAL To         Roll       Est. Payment
             Approximate      Initial      Security        to Roll       Maturity       Window      to Maturity
     Class     Size ($)     Coupon (1)    Description   (yrs) (2) (3)    (yrs) (2)      (2) (3)      Window (2)
----------------------------------------------------------------------------------------------------------------
I-A1         $299,212,000         4.618%  Variable PT            2.69          3.33   06/05-09/10   06/05-09/33
----------------------------------------------------------------------------------------------------------------
II-A1        $246,446,000         4.620%  Variable PT            2.74          3.36   06/05-11/10   06/05-11/33
----------------------------------------------------------------------------------------------------------------
I- B1 (4)    Not offered    Not offered   Not offered    Not offered    Not offered   Not offered   Not offered
----------------------------------------------------------------------------------------------------------------
I -B2 (4)    Not offered    Not offered   Not offered    Not offered    Not offered   Not offered   Not offered
----------------------------------------------------------------------------------------------------------------
I -B3 (4)    Not offered    Not offered   Not offered    Not offered    Not offered   Not offered   Not offered
----------------------------------------------------------------------------------------------------------------
I -B4 (4)    Not offered    Not offered   Not offered    Not offered    Not offered   Not offered   Not offered
----------------------------------------------------------------------------------------------------------------
I -B5 (4)    Not offered    Not offered   Not offered    Not offered    Not offered   Not offered   Not offered
----------------------------------------------------------------------------------------------------------------
I -B6 (4)    Not offered    Not offered   Not offered    Not offered    Not offered   Not offered   Not offered
----------------------------------------------------------------------------------------------------------------
II -B1 (4)   Not offered    Not offered   Not offered    Not offered    Not offered   Not offered   Not offered
----------------------------------------------------------------------------------------------------------------
II -B2 (4)   Not offered    Not offered   Not offered    Not offered    Not offered   Not offered   Not offered
----------------------------------------------------------------------------------------------------------------
II -B3 (4)   Not offered    Not offered   Not offered    Not offered    Not offered   Not offered   Not offered
----------------------------------------------------------------------------------------------------------------
II -B4 (4)   Not offered    Not offered   Not offered    Not offered    Not offered   Not offered   Not offered
----------------------------------------------------------------------------------------------------------------
II -B5 (4)   Not offered    Not offered   Not offered    Not offered    Not offered   Not offered   Not offered
----------------------------------------------------------------------------------------------------------------
II -B6 (4)   Not offered    Not offered   Not offered    Not offered    Not offered   Not offered   Not offered
----------------------------------------------------------------------------------------------------------------
R (5)        Not offered    Not offered   Not offered    Not offered    Not offered   Not offered   Not offered
----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------
                                            Expected
                                             Ratings
              Expected                     (Two of the
               Initial        Legal      following three
                Loss          Final       S&P/ Moody's/
     Class    Coverage      Maturity         Fitch)
--------------------------------------------------------
I-A1                1.60%   6/25/2035       AAA / Aaa
--------------------------------------------------------
II-A1               1.60%   6/25/2035       AAA / Aaa
--------------------------------------------------------
I- B1 (4)    Not offered   Not offered     Not offered
--------------------------------------------------------
I -B2 (4)    Not offered   Not offered     Not offered
--------------------------------------------------------
I -B3 (4)    Not offered   Not offered     Not offered
--------------------------------------------------------
I -B4 (4)    Not offered   Not offered     Not offered
--------------------------------------------------------
I -B5 (4)    Not offered   Not offered     Not offered
--------------------------------------------------------
I -B6 (4)    Not offered   Not offered     Not offered
--------------------------------------------------------
II -B1 (4)   Not offered   Not offered     Not offered
--------------------------------------------------------
II -B2 (4)   Not offered   Not offered     Not offered
--------------------------------------------------------
II -B3 (4)   Not offered   Not offered     Not offered
--------------------------------------------------------
II -B4 (4)   Not offered   Not offered     Not offered
--------------------------------------------------------
II -B5 (4)   Not offered   Not offered     Not offered
--------------------------------------------------------
II -B6 (4)   Not offered   Not offered     Not offered
--------------------------------------------------------
R (5)        Not offered   Not offered     Not offered
--------------------------------------------------------


      (1)   The Class coupons are described under "Interest Rates" on page 5.

      (2) Prepayments for Mortgage Pools 1 and 2 were run at 25% CPR per annum. Assumes bonds pay on the 25th of every month beginning in June 2005.

      (3) The WAL to Roll assumes that the outstanding principal balance of each mortgage loan will be paid in full on its first Rate Adjustment Date.

      (4)   Not offered under this term sheet.

      (5)   Non-economic REMIC residual.

--------------------------------------------------------------------------------

ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE SCHEDULED COLLATERAL
 BALANCES AS OF MAY 2005 UNLESS OTHERWISE INDICATED. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. THE PROSPECTUS SUPPLEMENT SUPERSEDES THE INFORMATION
                  IN ALL PRIOR COLLATERAL TERM SHEETS, IF ANY.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE


Deal Overview:
-------------

o     The deal is comprised of 2 Mortgage Pools:

            Mortgage Pool 1 is comprised of 7-year Hybrid ARMs. The 7-year Hybrid ARMs in Pool 1 are indexed to 1 Year CMT.

            Mortgage Pool 2 is comprised of 7-year Hybrid ARMs. The 7-year Hybrid ARMs in Pool 2 are indexed to 1 Year CMT.

o Interest and principal on Mortgage Pool 1 and Mortgage Pool 2 senior certificates will be payable solely from amounts collected in respect of the mortgage loans in each respective Mortgage Pool.

o Interest and principal on the Class I-B1, Class I-B2, Class I-B3, Class I-B4, Class I-B5 and Class I-B6 subordinate certificates will be payable from amounts collected in respect of the Pool 1 mortgage loans.

o Interest and principal on the Class II B1, Class II-B2, Class II-B3, Class II-B4, Class II-B5 and Class II-B6 subordinate certificates will be payable from amounts collected in respect of the Pool 2 mortgage loans.

o 10% Optional Termination: The transaction may be called by Wells Fargo Asset Securities Corporation on any Distribution Date after which the aggregate outstanding mortgage balance is less than 10% of the aggregate Mortgage Pool Cut-Off Date mortgage loan balance.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering:
---------------------

Cut off Date:                       May 1, 2005

Closing Date:                       May 19, 2005

Expected Settlement Date:           May 31, 2005

Distribution Dates:                 25th of each month, commencing in June 2005

Collection Period:                  The calendar month preceding the current
                                    Distribution Date

Issuer:                             Wells Fargo Mortgage Backed Securities
                                    ("WFMBS")

Lead Manager:                       Lehman Brothers Inc.

Master Servicer:                    Wells Fargo Bank

Servicer(s):                        Wells Fargo Bank

Master Servicer Fee:                0.01% per annum

Servicing Fee:                      As of the Cut off Date, the weighted average
                                    Servicing Fee is approximately 0.25% per annum.

Trustee:                            Wachovia Bank

Rating Agencies:                    It is expected that two out of three of S&P,
                                    Moody's and Fitch will rate all of the
                                    offered certificates. One of the
                                    aforementioned will rate all of the
                                    certificates.

Day Count:                          30/360

Delay Days:                         24 days


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
-----------------------------

Interest Accrual Period:            The interest accrual period with respect to
                                    all Classes of Certificates for a given
                                    Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs.

Accrued Interest:                   All Certificates settle with 30 days of
                                    accrued interest

Registration:                       Book-entry form through DTC



Minimum Denomination:               Class I-A1 and II-A1: $25,000 /$1000
                                    thereafter.
                                    Class I-B1, I-B2, I-B3, I-B4, I-B5, I-B6,
                                    II-B1, II-B2, II-B3, II-B4, II-B5 and II-B6:
                                    $100,000/$1000 thereafter.

Tax Status:                         REMIC for Federal income tax purposes.

Pricing Prepayment

Assumption:                         25% CPR per annum.


SMMEA Eligibility:                  All offered classes will be SMMEA eligible.

ERISA Eligibility:                  All offered Certificates will be ERISA
                                    eligible.

Due Period:                         The "Due Period" related to each
                                    Distribution Date starts on the second day of the month preceding the month in which such Distribution Date occurs and ends on the first day of the month in which such Distribution Date occurs.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
-----------------------------

Net WAC: The "Net WAC" for each Mortgage Pool for each Distribution Date will be the weighted average of the Net Mortgage Rates of the Mortgage Loans at the beginning of the related Due Period, weighted on the basis of their Scheduled Principal Balances at the beginning of the related Due Period.

Interest Rates:                     Class I-A1 will bear interest at a rate
                                    equal to the Net WAC of Mortgage Pool 1.

                                    Class R will bear interest at a rate equal to the Net WAC of Mortgage Pool 1.

                                    Class II-A1 will bear interest at a rate equal to the Net WAC of Mortgage pool 2.


                                    Classes I-B1, I-B2, I-B3, I-B4, I-B5 and
                                    I-B6 will bear interest at a per annum rate equal to the Net WAC of Mortgage Pool 1.

                                    Classes II-B1, II-B2, II-B3, II-B4, II-B5 and II-B6 will bear interest at a per annum rate equal to the Net WAC of Mortgage Pool 2.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.):
-----------------------------

Credit Enhancement:                 Senior/subordinate, shifting interest
                                    structure. The initial credit enhancement for Mortgage Pool 1 Senior Certificates will consist of the subordination of the Class
                                    I-B Certificates, initially 3.10% total
                                    subordination. The initial credit
                                    enhancement for Mortgage Pool 2 Senior
                                    Certificates will consist of the
                                    subordination of the Class II-B
                                    Certificates, initially 1.60% total
                                    subordination.

and Pool 2                          The credit enhancement information shown
                                    below is subject to final rating agency
                                    approval:

                                    Subordination of Class I-B and Class II-B Certificates
                                    ------------------------------------------------------

                 Priority of    |   ------------------------------------------------------------    Order of
                 Payment        |             Class I-A                     Class II-A              Loss
                                |       Credit Support (1.60%)        Credit Support (1.60%)        Allocation
                                |   ------------------------------------------------------------
                                |             Class I-B1                   Class II -B1
                                |       Credit Support (0.75%)        Credit Support (0.75%)
                                |   ------------------------------------------------------------        /\
                                |             Class I-B2                   Class II -B2                 |
                                |       Credit Support (0.45%)        Credit Support (0.45%)            |
                                |   ------------------------------------------------------------        |
                                \/            Class I-B3                   Class II -B3                 |
                                        Credit Support (0.30%)        Credit Support (0.30%)            |
                                    ------------------------------------------------------------        |
                                              Class I-B4                   Class II -B4                 |
                                        Credit Support (0.15%)        Credit Support (0.15%)            |
                                    ------------------------------------------------------------        |
                                              Class I-B5                   Class II -B5                 |
                                        Credit Support (0.05%)        Credit Support (0.05%)            |
                                    ------------------------------------------------------------
                                              Class I-B6                   Class II -B6
                                        Credit Support (0.00%)        Credit Support (0.00%)
                                    ------------------------------------------------------------

Loss Allocation:                    If all of the credit support features have
                                    been extinguished, any further losses will be allocated to the Class A certificates for the related pool subject to its principal distribution rules.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
-----------------------------

Shifting Interest Structure with 5 year lockout*

Group 1 Subordinate Test % = Group 1 Subordinate Amount / Pool 1 Collateral Balance

o If the Group 1 Subordinate Test% is less than or equal to two times the original Group 1 Subordinate Test%:

                ----------------------------------------------------------------
                     Distribution Dates (months)                  Shift %
                ----------------------------------------------------------------
                                1 - 60                             100%
                ----------------------------------------------------------------
                               61 - 72                              70%
                ----------------------------------------------------------------
                               73 - 84                              60%
                ----------------------------------------------------------------
                               85 - 96                              40%
                ----------------------------------------------------------------
                               97 - 108                             20%
                ----------------------------------------------------------------
                                109 +                               0%
                ----------------------------------------------------------------

o * If the Group 1 Subordinate Test% is greater than two times the original Group 1 Subordinate Test%:

                ----------------------------------------------------------------
                     Distribution Dates (months)                  Shift %
                ----------------------------------------------------------------
                                1 - 36                              50%
                ----------------------------------------------------------------
                                 37+                                 0%
                ----------------------------------------------------------------

Group 2 Subordinate Test % = Group 2 Subordinate Amount / Pool 2 Collateral Balance

o If the Group 2 Subordinate Test% is less than or equal to two times the original Group 2 Subordinate Test%:

                ----------------------------------------------------------------
                     Distribution Dates (months)                  Shift %
                ----------------------------------------------------------------
                                1 - 60                             100%
                ----------------------------------------------------------------
                               61 - 72                              70%
                ----------------------------------------------------------------
                               73 - 84                              60%
                ----------------------------------------------------------------
                               85 - 96                              40%
                ----------------------------------------------------------------
                               97 - 108                             20%
                ----------------------------------------------------------------
                                109 +                               0%
                ----------------------------------------------------------------

o *If the Group 2 Subordinate Test% is greater than two times the original Group 2 Subordinate Test%:

                ----------------------------------------------------------------
                     Distribution Dates (months)                  Shift %
                ----------------------------------------------------------------
                                1 - 36                              50%
                ----------------------------------------------------------------
                                 37+                                 0%
                ----------------------------------------------------------------

(*For each group, if the related AAA loss coverage more than doubles based on the initial cut-off date loss coverage during the first 36 months of the transaction, the senior bonds will be entitled to 50% of the respective Pool Subordinate % of prepayments, subject to cumulative loss and delinquency tests. After month 36, if the related AAA loss coverage more than doubles based on the initial loss coverage as of the cut-off date, the related senior bonds will only be entitled to prepayments based on the respective Pool Senior %, subject to cumulative loss and delinquency tests).


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE

Principal Distributions (cont.)
-------------------------------

For each Mortgage Pool, calculate the following:
------------------------------------------------

Pool Senior % = Pool Senior Bonds / Mortgage Pool Collateral Balance

Pool Subordinate % = 100% - Pool Senior %

Pool Prepayment % = Pool Senior % + Shift % * Pool Subordinate %

Pool Senior Principal Distribution Amount ("PDA") will be equal to the sum of i) the product of (a) Mortgage Pool Scheduled Principal and (b) Pool Senior % and
ii) the product of (a) Mortgage Pool Prepayment Principal and (b) Pool Prepayment %

Pool Subordinate Principal Distribution Amount ("PDA") will be equal to the difference between i) the sum of Mortgage Pool Scheduled Principal and Prepayment Principal and ii) Pool Senior PDA


Principal Paydown Rules:
------------------------

Pay Pool 1 PDA sequentially as follows:

      1) Pay sequentially to Class R and then Class I-A1 until reduced to zero.
      2) Pay to Class I-B1, I-B2, I-B3, I-B4, I-B5 and I-B6 on a pro-rata basis, until reduced to zero.

Pay Pool 2 PDA sequentially as follows:

      1)    Pay Class II-A1 until reduced to zero.
      2) Pay to Class II-B1, II-B2, II -B3, II -B4, II -B5 and II -B6 on a pro-rata basis, until reduced to zero.


The Subordinate Amounts are calculated as follows:

Pool 1 Subordinate Amount:
-------------------------

Total Mortgage Pool 1 collateral less the current principal balance of the Mortgage Pool 1 Senior Bonds.

Pool 2 Subordinate Amount:
-------------------------

Total Mortgage Pool 2 collateral less the current principal balance of the Mortgage Pool 2 Senior Bonds.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE

----------------------------------------------------------------------------
                              Contacts
----------------------------------------------------------------------------
    MBS Trading                  Brian Hargrave              (212) 526-8320

----------------------------------------------------------------------------
    Residential Finance          Joe Kelly                   (212) 526-4274
                                 William Dorado              (212) 526-5754

----------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE


Collateral Summary:
------------------


         ----------------------------------------------------------------------------------------------------

         `                                       Pool 1                  Pool 2              Aggregate
                                                 ------                  ------              ---------
         Total Number of Loans                            645                     552                  1,197
         Total Outstanding Loan
         Balance                                 $304,077,522            $250,453,603           $554,531,125
         Average Loan Principal
         Balance                                     $471,438                $453,720               $463,267

         Range of Loan Principal
         Balance                         $85,000 - $1,850,000    $32,927 - $1,000,000   $32,927 - $1,850,000

         Weighted Average Coupon                        4.878%                  4.881%                 4.879%

         Range of Coupons                     4.625% - 5.000%         4.625% - 5.000%        4.625% - 5.000%

         Weighted Average Margin                        2.750%                  2.750%                 2.750%

         Range of Margins                     2.750% - 2.750%         2.750% - 2.750%        2.750% - 2.750%

         Initial Periodic Cap                           5.000%                5.000 %                  5.000%

         Periodic Cap                                   2.000%                  2.000%                 2.000%

         Interest Only%                                 42.51%                  55.76%                 48.49%
         Weighted Average Maximum Rate                  9.878%                  9.880%                 9.879%
         Weighted Average Original
         Term (mo.)                                     360.0                   360.0                  360.0
         Weighted Average Remaining
         Term (mo.)                                       340                     342                    341
         Range of Remaining Term (mo.)              335 - 360               337 - 360                335-360
         Weighted Average Original LTV                  66.21%                  65.69%                 65.98%

         Range of Original LTV               21.94% - 100.00%         15.80% - 95.00%       15.80% - 100.00%

         Weighted Average FICO                            755                     739                    748

         Range of FICO                              680 - 817               520 - 816              520 - 817
         ---------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE

Collateral Summary:
-------------------

         -----------------------------------------------------------------------------------
                                                 Pool 1           Pool 2       Aggregate
                                                 ------           ------       ---------
         Lien Position

         First                                       100.0%           100.0%          100.0%

         Geographic Distribution
         (Other states account individually
         for less than                         CA - 42.72%      CA - 31.62%     CA - 37.71%

         5% of the Cut-off Date principal
         balance)                               VA - 6.08%      NY  - 7.11%      VA - 6.38%
                                                                 VA - 6.74%      TX - 5.09%
                                                                 FL - 6.22%
                                                                 TX - 5.29%

         Occupancy Status

         Primary Home                                96.51%           96.57%          96.54%

         Second Home                                  3.49%            3.43%           3.46%

         Loans without Prepayment Penalites

         Total Number of Loans                         645              552           1,197

         Total Principal Balance              $304,077,522     $250,453,603    $554,531,125

         % of Principal Balance                      100.0%           100.0%          100.0%

         Weighted Average Coupon                     4.878%           4.881%          4.879%
         -----------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE


                         Collateral Summary for Pool 1:
                         ------------------------------

            5/1 Conforming
            Hybrid ARMs


                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
PRODUCT:                         Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
7/1 ARM                                     645     $304,077,521.97              100.00%
---------------------------------------------------------------------------------------
Total:                                      645     $304,077,521.97              100.00%
=======================================================================================


                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
PREPAYMENT PENALTY:              Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
0.000                                       645     $304,077,521.97              100.00%
---------------------------------------------------------------------------------------
Total:                                      645     $304,077,521.97              100.00%
=======================================================================================


                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
CURRENT BALANCE ($):             Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
50,000.01 - 100,000.00                        4         $362,106.25                0.12%
100,000.01 - 150,000.00                      11        1,341,687.67                0.44
150,000.01 - 200,000.00                      16        2,894,365.18                0.95
200,000.01 - 250,000.00                      21        4,892,902.24                1.61
250,000.01 - 300,000.00                      19        5,269,854.85                1.73
300,000.01 - 350,000.00                      58       19,276,234.57                6.34
350,000.01 - 400,000.00                     128       48,089,728.60               15.81
400,000.01 - 450,000.00                      87       36,919,750.52               12.14
450,000.01 - 500,000.00                      85       40,295,047.48               13.25
500,000.01 - 550,000.00                      47       24,634,995.43                8.10
550,000.01 - 600,000.00                      49       28,225,108.61                9.28
600,000.01 - 650,000.00                      50       31,408,129.74               10.33
650,000.01 - 700,000.00                       8        5,444,740.36                1.79
700,000.01 - 750,000.00                      15       10,831,253.85                3.56
750,000.01 - 800,000.00                      11        8,616,716.13                2.83
800,000.01 - 850,000.00                       9        7,412,399.59                2.44
850,000.01 - 900,000.00                       4        3,519,407.72                1.16
900,000.01 - 950,000.00                       2        1,850,424.53                0.61
950,000.01 - 1,000,000.00                    18       17,799,691.32                5.85
1,250,000.01 - 1,500,000.00                   1        1,500,000.00                0.49
1,500,000.01 - 1,750,000.00                   1        1,642,977.33                0.54
1,750,000.01 - 2,000,000.00                   1        1,850,000.00                0.61
---------------------------------------------------------------------------------------
Total:                                      645     $304,077,521.97              100.00%
=======================================================================================


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE

                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
MAXIMUM LOAN RATE (%):           Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
9.501 - 10.000                              645     $304,077,521.97              100.00%
---------------------------------------------------------------------------------------
Total:                                      645     $304,077,521.97              100.00%
=======================================================================================


                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
FIRST RATE CAP (%):              Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
5.000                                       645     $304,077,521.97              100.00%
---------------------------------------------------------------------------------------
Total:                                      645     $304,077,521.97              100.00%
=======================================================================================


                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
PERIODIC RATE CAP (%):           Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
2.000                                       645     $304,077,521.97              100.00%
---------------------------------------------------------------------------------------
Total:                                      645     $304,077,521.97              100.00%
=======================================================================================


                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
ORIGINAL TERM (months):          Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
360                                         645     $304,077,521.97              100.00%
---------------------------------------------------------------------------------------
Total:                                      645     $304,077,521.97              100.00%
=======================================================================================


                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
REMAINING TERM (months):         Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
241 - 360                                   645     $304,077,521.97              100.00%
---------------------------------------------------------------------------------------
Total:                                      645     $304,077,521.97              100.00%
=======================================================================================


                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
GROSS COUPON (%):                Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
4.50001 - 5.00000                           645     $304,077,521.97              100.00%
---------------------------------------------------------------------------------------
Total:                                      645     $304,077,521.97              100.00%
=======================================================================================


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE


                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
ORIGINAL LTV (%):                Mortgage Loans      Outstanding         Outstanding
----------------------------------------------------------------------------------------
20.001 - 30.000                              10       $4,137,373.08                1.36%
30.001 - 40.000                              29       15,592,914.23                5.13
40.001 - 50.000                              46       20,702,853.83                6.81
50.001 - 60.000                             104       54,472,385.13               17.91
60.001 - 70.000                             158       78,594,864.01               25.85
70.001 - 80.000                             288      126,713,008.53               41.67
80.001 - 90.000                               5        1,695,149.82                0.56
90.001 - 100.000                              5        2,168,973.34                0.71
----------------------------------------------------------------------------------------
Total:                                      645     $304,077,521.97              100.00%
========================================================================================


                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
CREDIT SCORE:                    Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
661 - 680                                     3       $1,133,173.05                0.37%
681 - 700                                    65       30,585,343.26               10.06
701 - 720                                    88       41,192,451.63               13.55
721 - 740                                    64       30,196,971.61                9.93
741 - 760                                    88       40,002,542.95               13.16
761 - 780                                   134       63,661,088.13               20.94
781 - 800                                   128       61,835,122.94               20.34
801 - 820                                    75       35,470,828.40               11.67
---------------------------------------------------------------------------------------
Total:                                      645     $304,077,521.97              100.00%
=======================================================================================


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE

                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
DOCUMENTATION:                   Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
Full                                        645     $304,077,521.97              100.00%
---------------------------------------------------------------------------------------
Total:                                      645     $304,077,521.97              100.00%
=======================================================================================


                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
OCCUPANCY:                       Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
Primary Home                                624     $293,459,080.18               96.51%
Second Home                                  21       10,618,441.79                3.49
---------------------------------------------------------------------------------------
Total:                                      645     $304,077,521.97              100.00%
=======================================================================================


                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
PROPERTY TYPE:                   Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
SF Detached                                 598     $284,441,918.40               93.54%
Condo Low Rise                               31       12,276,138.59                4.04
Condo High Rise                              10        4,816,739.22                1.58
2 Family                                      2          962,431.88                0.32
PUD                                           3          830,690.50                0.27
Coop                                          1          749,603.38                0.25
---------------------------------------------------------------------------------------
Total:                                      645     $304,077,521.97              100.00%
=======================================================================================


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE

                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
PURPOSE:                         Mortgage Loans      Outstanding         Outstanding
----------------------------------------------------------------------------------------
Rate/Term Refinance                         339     $167,639,720.89               55.13%
Purchase                                    226      100,296,605.78               32.98
Cash Out Refinance                           80       36,141,195.30               11.89
----------------------------------------------------------------------------------------
Total:                                      645     $304,077,521.97              100.00%
========================================================================================


                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
STATE (TOP 10):                  Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
CA                                          259     $129,908,063.00               42.72%
VA                                           42       18,491,301.12                6.08
TX                                           29       14,982,869.04                4.93
NJ                                           27       12,492,235.18                4.11
MD                                           25       12,430,100.19                4.09
MN                                           25       11,561,949.27                3.80
WA                                           28       11,354,166.96                3.73
CO                                           23       11,204,050.23                3.68
IL                                           28       10,859,886.81                3.57
FL                                           18        9,545,816.94                3.14
Other                                       141       61,247,083.23               20.14
---------------------------------------------------------------------------------------
Total:                                      645     $304,077,521.97              100.00%
=======================================================================================


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE

                         Collateral Summary for Pool 2:
                         ------------------------------


                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
PRODUCT:                         Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
7/1 ARM                                     552     $250,453,602.99              100.00%
---------------------------------------------------------------------------------------
Total:                                      552     $250,453,602.99              100.00%
=======================================================================================


                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
PREPAYMENT PENALTY:              Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
0.000                                       552     $250,453,602.99              100.00%
---------------------------------------------------------------------------------------
Total:                                      552     $250,453,602.99              100.00%
=======================================================================================


                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
CURRENT BALANCE ($):             Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
0.01 - 50,000.00                              1          $32,926.70                0.01%
50,000.01 - 100,000.00                        4          357,057.23                0.14
100,000.01 - 150,000.00                      15        1,999,052.82                0.80
150,000.01 - 200,000.00                      24        4,288,130.02                1.71
200,000.01 - 250,000.00                      17        3,834,645.74                1.53
250,000.01 - 300,000.00                      29        8,045,115.31                3.21
300,000.01 - 350,000.00                      56       18,545,643.03                7.40
350,000.01 - 400,000.00                      94       35,481,396.02               14.17
400,000.01 - 450,000.00                      73       31,248,598.08               12.48
450,000.01 - 500,000.00                      65       31,219,334.84               12.47
500,000.01 - 550,000.00                      55       28,837,736.60               11.51
550,000.01 - 600,000.00                      20       11,600,867.93                4.63
600,000.01 - 650,000.00                      42       26,567,946.84               10.61
650,000.01 - 700,000.00                       9        6,077,659.36                2.43
700,000.01 - 750,000.00                      11        8,058,788.44                3.22
750,000.01 - 800,000.00                       6        4,649,382.15                1.86
800,000.01 - 850,000.00                       2        1,650,643.21                0.66
850,000.01 - 900,000.00                       3        2,616,972.60                1.04
900,000.01 - 950,000.00                       6        5,599,997.45                2.24
950,000.01 - 1,000,000.00                    20       19,741,708.62                7.88
---------------------------------------------------------------------------------------
Total:                                      552     $250,453,602.99              100.00%
=======================================================================================


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE

                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
GROSS COUPON (%):                Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
4.50001 - 5.00000                           552     $250,453,602.99              100.00%
---------------------------------------------------------------------------------------
Total:                                      552     $250,453,602.99              100.00%
=======================================================================================


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE

                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
MAXIMUM LOAN RATE (%):           Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
9.501 - 10.000                              552     $250,453,602.99              100.00%
---------------------------------------------------------------------------------------
Total:                                      552     $250,453,602.99              100.00%
=======================================================================================


                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
FIRST RATE CAP (%):              Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
5.000                                       552     $250,453,602.99              100.00%
---------------------------------------------------------------------------------------
Total:                                      552     $250,453,602.99              100.00%
=======================================================================================


                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
PERIODIC RATE CAP (%):           Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
2.000                                       552     $250,453,602.99              100.00%
---------------------------------------------------------------------------------------
Total:                                      552     $250,453,602.99              100.00%
=======================================================================================


                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
ORIGINAL TERM (months):          Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
360                                         552     $250,453,602.99              100.00%
---------------------------------------------------------------------------------------
Total:                                      552     $250,453,602.99              100.00%
=======================================================================================


                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
REMAINING TERM (months):         Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
241 - 360                                   552     $250,453,602.99              100.00%
---------------------------------------------------------------------------------------
Total:                                      552     $250,453,602.99              100.00%
=======================================================================================


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE

                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
ORIGINAL LTV (%):                Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
10.001 - 20.000                               2         $894,894.91                0.36%
20.001 - 30.000                              12        7,351,558.79                2.94
30.001 - 40.000                              27       11,330,903.69                4.52
40.001 - 50.000                              44       20,800,251.07                8.31
50.001 - 60.000                              70       36,121,747.10               14.42
60.001 - 70.000                             127       58,527,654.95               23.37
70.001 - 80.000                             254      109,705,185.40               43.80
80.001 - 90.000                              12        4,542,833.36                1.81
90.001 - 100.000                              4        1,178,573.72                0.47
---------------------------------------------------------------------------------------
Total:                                      552     $250,453,602.99              100.00%
=======================================================================================


                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
CREDIT SCORE:                    Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
501 - 520                                     1         $165,378.69                0.07%
561 - 580                                     1          360,000.00                0.14
581 - 600                                     4        1,779,234.23                0.71
601 - 620                                     8        3,605,039.44                1.44
621 - 640                                    23       10,696,487.97                4.27
641 - 660                                    32       15,939,227.51                6.36
661 - 680                                    48       22,158,380.76                8.85
681 - 700                                    28       13,867,806.56                5.54
701 - 720                                    38       16,231,722.74                6.48
721 - 740                                    39       17,845,310.75                7.13
741 - 760                                    61       25,998,936.42               10.38
761 - 780                                    98       41,222,037.18               16.46
781 - 800                                   108       52,919,440.55               21.13
801 - 820                                    63       27,664,600.19               11.05
---------------------------------------------------------------------------------------
Total:                                      552     $250,453,602.99              100.00%
=======================================================================================


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE

                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
DOCUMENTATION:                   Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
No Income Verification                      330     $148,182,881.79               59.17%
Stated                                      114       49,415,066.58               19.73
Full                                         80       38,577,163.65               15.40
No Asset Verification                        28       14,278,490.97                5.70
---------------------------------------------------------------------------------------
Total:                                      552     $250,453,602.99              100.00%
=======================================================================================


                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
OCCUPANCY:                       Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
Primary Home                                527     $241,859,534.99               96.57%
Second Home                                  25        8,594,068.00                3.43
---------------------------------------------------------------------------------------
Total:                                      552     $250,453,602.99              100.00%
=======================================================================================


                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
PROPERTY TYPE:                   Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
SF Detached                                 505     $232,072,836.14               92.66%
Condo Low Rise                               29       11,087,297.05                4.43
Condo High Rise                              11        4,412,422.72                1.76
Coop                                          4        1,609,327.79                0.64
PUD                                           3        1,271,719.29                0.51
---------------------------------------------------------------------------------------
Total:                                      552     $250,453,602.99              100.00%
=======================================================================================


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                   RESIDENTIAL MORTGAGE FINANCE

                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
PURPOSE:                         Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
Rate/Term Refinance                         254     $122,232,249.01               48.80%
Purchase                                    234      100,970,824.74               40.32
Cash Out Refinance                           64       27,250,529.24               10.88
---------------------------------------------------------------------------------------
Total:                                      552     $250,453,602.99              100.00%
=======================================================================================


                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
GEOGRAPHIC AREA:                 Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
CA                                          161      $79,186,236.77               31.62%
NY                                           36       17,811,350.92                7.11
VA                                           37       16,872,326.38                6.74
FL                                           37       15,587,794.04                6.22
TX                                           27       13,254,278.11                5.29
NJ                                           24       10,557,805.63                4.22
GA                                           23        8,989,537.27                3.59
CO                                           22        8,843,906.05                3.53
MN                                           19        8,588,283.68                3.43
IL                                           19        7,987,968.48                3.19
Other                                       147       62,774,115.66               25.06
---------------------------------------------------------------------------------------
Total:                                      552     $250,453,602.99              100.00%
=======================================================================================


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).